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[PHOTO OF RANDALL WOODS]   Randall Woods

                           Director,
                           Investor Relations
                           FMC Corporation

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          Agenda
          Corporate Overview                          8:30
          Energy Systems                              9:50
          Break                              10:l0 - 10:30
          Food and Transportation                    10:30
          Agricultural Products Group                11:00
          Specialty Chemicals Group                  11:30
          Industrial Chemicals Group                 12:00
          Closing Comments                           12:30
          Lunch                                      12:45


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     Statement under the Safe Harbor Provisions of the Private
     Securities Litigation Reform Act of 1995: These slides and the accompanying presentations contain "forward-looking statements," which represent managment's best judgement as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements. Additional information concerning factors that may cause results to materially differ from those in the forward-looking statements is contained in the Company's periodic reports filed under the Securities Exchange Act of 1934, as amended. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

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   [PHOTO OF ROBERT N. BURT]  Robert N. Burt

                              Chairman and Chief Executive Officer,

                              FMC Corporation

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


              ___________________________________________________

                                  Joseph H. Netherland
                    [PHOTO
                       OF         President,
                    JOSEPH H.     FMC Corporation
                    NETHERLAND]


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                                FMC Corporation

                   Results Since Our 1998 Analysts' Meeting


                                 November 2000


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

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          Corporate Strategy Study: Basic Conclusions
          Distinctive Traits of Premium
          Conglomerates

          1. Consistently grow earnings

          2. Grow from a high ROI base

          3. Report few surprises

          4. Invest in high ROI businesses and
             actively manage the portfolio

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

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          Corporate Strategy Study: Basic Conclusions
          Distinctive Traits of Successful
          Multi-Industry Companies

          1. Consistently grow earnings

          2. Grow from a high ROI base

          3. Report few surprises

          4. Invest in high ROI businesses and
             actively manage the portfolio

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

-------------------------------------------------

   Basic Conclusion/FMC Performance
   Successful Multi-Industry Companies
   Display Consistent Quarterly Earnings
   Growth Over Time

   [Graph]

   Earnings Per Share
   1997  $4.13
   1998  $5.31
   1999  $6.03
   2000  $6.65
-------------------------------------------------

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   Corporate Strategy Study: Basic Conclusions
   Distinctive Traits


   1. Consistently grow earnings

   2. Grow from a high ROI base

   3. Report few surprises

   4. Invest in high ROI businesses and
      actively manage the portfolio


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

----------------------------------------------------

   ROI (After Tax)


   [GRAPH]


   1997   9.6%
   1998  12.1%
   1999  12.5%
   2000  13.6%
   2001  15.0%
   2002  15.0%

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

---------------------------------------------------

   Corporate Strategy Study: Basic Conclusions
   Distinctive Traits

   1. Consistently grow earnings

   2. Grow from a high ROI base

   3. Report few surprises

   4. Invest in high ROI businesses and
      actively manage the portfolio

----------------------------------------------------

_________________________________________________________________________
Forecast Earnings


[GRAPH]

1988 - 1997    43%
1998 - CURRENT 91%

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

________________________________________________________________________

Corporate Strategy Study: Basic Conclusions
Distinctive Traits

1. Consistently grow earnings

2. Grow from a high ROI base

3. Report few surprises

4. Invest in high ROI businesses and
   actively manage the portfolio

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

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         Basic Conclusion/FMC Performance
         Divestitures
         (1998 - 2000 to date)

          Business
          ----------------------------
          Process Additives
          Crosby Valve                           Total Dollar Value
          BioProducts                              of Divestitures
          Converting product line
          Traveling water screens                       $410M
          Water treatment equipment product line
          Exhausted lithium mine
          P\2\S\5\ product line
          Tomato harvesting product line
          Bronze bearings

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

     ________________________________________________________________


          Basic Conclusion/FMC Performance
          Acquisitions and JV's
          (1998 - 2000 to date)

          Business
          -----------------------
          Pronova

          CBV                               Total Dollar Value
          TG Soda                            of Acquisitions
          Northfield
          MODEC                                  $436M
          PECO metering product line
          Towbarless tug
          LOKE (Energy Systems software)
          Three others
          Astaris


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  Basic Conclusion/FMC Performance
  Consistently Invest in High ROI
  Businesses
  (1998-2000)

                 To businesses  To businesses
                      with           with
                 ROI *10.5%      ROI **10.5%    Total
                --------------  --------------  ------
  CAPEX             $ 185M        $  44M        $ 229M
  environmental

  CAPEX non         $ 162M        $ 388M        $ 550M
  environmental

  Acquisitions      $  92M        $ 344M        $ 436M

  Divestitures     ($ 370M)      ($  40M)      ($ 410M)

  Total             $  69M        $ 736M        $ 805M


  ** more than
  *  less than
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

  ____________________________________________________


               Where We Are Headed...


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

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             FMC Energy Systems


             .  1999 Results

                -  Sales: $1,129M
                -  EBIT: $97M          [PHOTO OF ENERGY SYSTEMS EQUIPMENT]
                -  Capital employed:
                   $439M


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


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          Food and Transportation Systems

          .  1999 Results
             - Sales: $826M
             - EBIT: $64M              [PHOTO OF FOOD EQUIPMENT]
             - Capital employed:
               $370M

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

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          Airport Products and Systems



          [PHOTO OF AIRPORT PRODUCTS]


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

      ________________________________________________________________

      Agricultural Products

      .  1999 Results
      - Sales: $632M              [PHOTO OF AGRICULTURAL PRODUCTS]
      - EBIT:  $64M
      - Capital employed:
        $552M
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

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       FMC Specialty Chemicals


       .  1999 Results

          - Sales: $565M
          - EBIT:  $73M            [PHOTO OF SPECIALTY CHEMICALS PRODUCTS]
          - Capital employed:
            $653M


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

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    FMC Industrial Chemicals

    .   1999 Results

        - Sales: $978M
        - EBIT:  $144M         [PHOTO OF INDUSTRIAL CHEMICALS PRODUCTS]
        - Capital employed:
          $818M

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